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                                                                    Exhibit 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-52277 and 333-56571) of Progenics Pharmaceuticals, Inc. of our report dated February 9, 2001, relating to the financial statements of Progenics Pharmaceuticals, Inc., which appears in this Form 10-K.


                                                      PricewaterhouseCoopers LLP



New York, New York
March  28, 2001